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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) February 27, 2007


                                   QUIPP, INC.
                                   -----------
               (Exact Name of Registrant as Specified in Charter)


           Florida                      0-14870                 59-2306191
           -------                      -------                 ----------
(State or Other Jurisdiction        (Commission File          (IRS Employer
      of Incorporation)                 Number)            Identification No.)


                   4800 NW 157th Street, Miami, Florida 33014
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               (Address of Principal Executive Offices) (Zip Code)


                                 (305) 623-8700
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               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         | | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

         | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR.

On February 27, 2007, the Company amended Section 6.01 of its Bylaws to permit the issuance of uncertificated shares of Company stock upon resolution by the Board of Directors. The amendment was approved in response to recent amendments to Nasdaq rules which require that Nasdaq-listed securities be eligible for a Direct Registration Program. A Direct Registration Program permits an investor's ownership to be recorded and maintained on the books of the issuer or the transfer agent without the issuance of a physical stock certificate. Section 6.01, as amended, is included in the Bylaws of the Company that are attached as
Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

         (d)      Exhibits

EXHIBIT NO.      DESCRIPTION
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99.1             Bylaws, as amended



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    QUIPP, INC.
                                    (Registrant)

                                    By:  /s/ Michael S. Kady
                                         -------------------------------------
                                         Michael S. Kady
                                         President and Chief Executive Officer

Dated:  March 5, 2007